UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2011

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, beginning in the first quarter of 2011, PepsiCo, Inc. (PepsiCo) realigned certain of its reportable segments to reflect changes in management responsibility. As a result, as of the beginning of PepsiCo’s 2011 fiscal year, its Quaker snacks business in North America will be reported within its Quaker Foods North America (QFNA) segment. Prior to this change, Quaker snacks in North America was reported as part of PepsiCo’s Frito-Lay North America (FLNA) segment. Additionally, as of the beginning of the first quarter of 2011, PepsiCo’s South Africa snacks business will be reported within its Europe segment. Prior to this change, this business was reported as part of PepsiCo’s Asia, Middle East & Africa (AMEA) segment. These changes did not impact PepsiCo’s other existing reportable segments.

PepsiCo is filing this Current Report on Form 8-K to reclassify historical segment information to correspond with PepsiCo’s current segment structure.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, each of which is included herein, provide certain summarized reported, core and core constant currency financial results reflecting the above reportable segment changes. For further information about PepsiCo’s core and core constant currency results, including a description of items excluded from these results, please refer to the Glossary and Exhibit 99.2 to this Current Report on Form 8-K.

The changes in the reportable segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which the results for the QFNA, FLNA, Europe and AMEA segments were previously reported. This Current Report on Form 8-K does not reclassify nor restate PepsiCo’s previously reported consolidated financial statements for any period. Beginning in 2011, PepsiCo’s financial statements will reflect the realignment of its reportable segments with prior periods adjusted accordingly.

Glossary

Core: Core results are non-GAAP financial measures which exclude the following items in our historical results: the commodity mark-to-market net impact included in corporate unallocated expenses; merger and integration charges (including charges related to The Pepsi Bottling Group, Inc. (PBG), PepsiAmericas, Inc. (PAS) and Wimm-Bill-Dann Foods OJSC (WBD)); restructuring and impairment charges; a one-time charge related to the change to hyperinflationary accounting and devaluation in Venezuela; an asset write-off for SAP software; a contribution to The PepsiCo Foundation; interest expense incurred in connection with our debt repurchase; and, with respect to our PBG and PAS mergers, certain fair value adjustments to acquired inventory and the gain on previously held equity interests in PBG and PAS. For further information about and reconciliations of PepsiCo’s core and core constant currency results, please refer to Exhibit 99.2 to this Current Report on Form 8-K.

Constant currency: Financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period.

Item 9.01(d).	Exhibits.

Exhibit No.	Description

99.1	Schedule of Reclassified Operating Segment Data – Reported Basis

99.2	Schedule of Reconciliation of GAAP and Non-GAAP Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: March 18, 2011	By:	/s/ Thomas H. Tamoney, Jr.
	Name:	Thomas H. Tamoney, Jr.
	Title:	Senior Vice President, Deputy General Counsel & Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Schedule of Reclassified Operating Segment Data – Reported Basis

99.2	Schedule of Reconciliation of GAAP and Non-GAAP Financial Information